UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2010

REACHLOCAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34749	20-0498783
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

21700 Oxnard Street, Suite 1600, Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

(818) 274-0260

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 1, 2010, a class action lawsuit was filed against ReachLocal, Inc. (the “Company”) in California Superior Court in Los Angeles, California by two of the Company’s former employees. The complaint alleges wage and hour violations in a Fair Labor Standards Act collective action and a California class action. On November 17, 2010, the Company executed a memorandum of understanding to settle the class action for $800,000. The Company has signed the memorandum of understanding to resolve the litigation in its entirety, thereby avoiding any further expense and distraction associated with the litigation. The settlement is subject to court approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REACHLOCAL, INC.

By:	/s/ ROSS G. LANDSBAUM
Ross G. Landsbaum
Chief Financial Officer

Date: November 18, 2010